UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21482

AIG SERIES TRUST

(Exact name of registrant as specified in charter)

Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
(Address of principal executive offices) (Zip code)

John T. Genoy

Senior Vice President

SunAmerica Asset Management Corp.

Harborside Financial Center,

3200 Plaza 5

Jersey City, NJ 07311

(Name and address of agent for service)

Registrant’s telephone number, including area code: (201) 324-6414

Date of fiscal year end: October 31

Date of reporting period: July 31, 2009

Item 1. Schedule of Investments.

AIG Series Trust - 2015 High Watermark Fund

PORTFOLIO OF INVESTMENTS - July 31, 2009 – (unaudited)

Security Description	Principal Amount	Market Value (Note 2)
U.S. GOVERNMENT AGENCIES - 9.3%
Federal Home Loan Mtg. Corp. - 2.5%
zero coupon due 11/24/14	$2,260,000	$1,857,492
zero coupon due 06/01/15	5,000,000	3,994,640

		5,852,132

Resolution Funding - 6.8%
Resolution Funding Corp. STRIPS
zero coupon due 07/15/15(2)	19,054,000	15,544,615

Total U.S. Government Agencies (cost $21,677,212)		21,396,747

U.S. GOVERNMENT TREASURIES - 69.5%
U.S. Treasury Bonds - 69.5%
U. S. Treasury Bond STRIPS
zero coupon due 08/15/15(2) (cost $149,846,164)	192,555,000	160,127,775

Total Long-Term Investment Securities (cost $171,523,376)		181,524,522

SHORT-TERM INVESTMENT SECURITIES - 20.4%
U.S. Government Treasuries - 20.4%
U.S. Treasury Bills
0.11% due 09/03/09	10,000,000	9,998,870
0.13% due 09/03/09	10,000,000	9,998,870
0.23% due 11/27/09	10,000,000	9,993,650
0.24% due 11/27/09(1)	17,000,000	16,989,205

Total Short-Term Investment Securities (cost $46,976,913)		46,980,595

REPURCHASE AGREEMENT - 0.9%
Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 07/31/09, to be repurchased 08/03/09 in the amount of $2,208,002 and collateralized by $2,115,000 of Federal National Mtg. Assoc. Notes, bearing interest at 0.35% due 06/15/10 and having approximate value of $2,253,321. (cost $2,208,000)	2,208,000	2,208,000

TOTAL INVESTMENTS (cost $220,708,289)(3)	100.1%	230,713,117
Liabilities in excess of other assets	(0.1)	(300,130)

NET ASSETS	100.0%	$230,412,987

(1)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(2)	Principal Only
(3)	See Note 3 for cost of investments on a tax basis.

STRIPS - Separate Trading of Registered Interest and Principal of Securities.

Open Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Market Value at Trade Date	Market Value as of July 31, 2009	Unrealized Appreciation (Depreciation)
1	Long	S&P 500 E-Mini Index	September 2009	$46,907	$49,220	$2,313

The following is a summary of the inputs used to value the Fund’s net assets as of July 31, 2009 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Long-Term Investment Securities:
U.S. Government Agencies	$—	$21,396,747	$—	$21,396,747
U.S. Government Treasuries	160,127,775	—	—	160,127,775
Short-Term Investment Securities:
U.S. Government Treasuries	26,982,855	19,997,740	—	46,980,595
Repurchase Agreements	—	2,208,000	—	2,208,000
Other Financial Instruments†
Futures Appreciation	2,313	—	—	2,313

Total	$187,112,943	$43,602,487	$—	$230,715,430

†	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as future, forward and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Portfolio of Investments

AIG Series Trust - 2020 High Watermark Fund

PORTFOLIO OF INVESTMENTS - July 31, 2009 – (unaudited)

Security Description	Principal Amount	Market Value (Note 2)
U.S. GOVERNMENT AGENCIES - 6.3%
Resolution Funding - 6.3%
Resolution Funding Corp. STRIPS zero coupon due 07/15/20(1) (cost $4,492,764)	$7,000,000	$4,208,442

U.S. GOVERNMENT TREASURIES - 68.4%
U.S. Treasury Bonds - 68.4%
U.S. Treasury Bond STRIPS zero coupon due 08/15/20(1) (cost $43,995,669)	72,890,000	45,578,627

Total Long-Term Investment Securities (cost $48,488,433)		49,787,069

SHORT-TERM INVESTMENT SECURITIES - 22.5%
U.S. Government Treasuries - 22.5%
U.S. Treasury Bills
0.11% due 09/03/09	3,000,000	2,999,685
0.13% due 09/03/09	2,000,000	1,999,758
0.23% due 11/27/09(2)	5,000,000	4,996,825
0.24% due 11/27/09(2)	5,000,000	4,996,825

Total Short-Term Investment Securities (cost $14,991,771)		14,993,093

REPURCHASE AGREEMENT - 3.0%
Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 7/31/09, to be repurchased 08/03/09 in the amount of $2,000,002 and collateralized by $1,915,000 of Federal National Mtg. Corp. Notes, bearing interest at 0.35% due 06/15/10 and having approximate value of $2,040,241 (cost $2,000,000)	2,000,000	2,000,000

TOTAL INVESTMENTS
(cost $65,480,204)(3)	100.2%	66,780,162
Liabilities in excess of other assets	(0.2)	(102,499)

NET ASSETS	100.0%	$66,677,663

(1)	Principal Only
(2)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(3)	See Note 3 for cost of investments on a tax basis.

STRIPS - Separate Trading of Registered Interest and Principal of Securities

Open Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Market Value at Trade Date	Market Value as of July 31, 2009	Unrealized Appreciation/ (Depreciation)
1	Long	S&P 500 E-Mini Index	September 2009	$45,665	$49,220	$3,555

The following is a summary of the inputs used to value the Fund’s net assets as of July 31, 2009 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Long-Term Investment Securities:
U.S. Government Agencies	$—	$4,208,442	$—	$4,208,442
U.S. Government Treasuries	45,578,627	—	—	45,578,627
Short-Term Investment Securities:
U.S. Government Treasuries	9,993,650	4,999,443	—	14,993,093
Repurchase Agreements	—	2,000,000	—	2,000,000
Other Financial Instruments†
Futures Appreciation	3,555	—	—	3,555

Total	$55,575,832	$11,207,885	$—	$66,783,717

†	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as future, forward and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Portfolio of Investments

AIG Series Trust - SunAmerica Alternative Strategies Fund@

CONSOLIDATED PORTFOLIO OF INVESTMENTS - July 31, 2009 – (unaudited)

Security Description	Principal Amount/ Shares	Market Value (Note 2)
CORPORATE BONDS & NOTES - 2.9%
Diversified Financial Services - 0.7%
General Electric Capital Corp.
FDIC Guar. Notes
0.93% due 06/08/12(1)	$1,000,000	$1,009,974
General Electric Capital Corp.
FDIC Guar. Notes
2.20% due 06/08/12	500,000	504,276

		1,514,250

Finance-Consumer Loans - 2.2%
John Deere Capital Corp.
FDIC Guar. Notes
2.88% due 06/19/12	5,000,000	5,137,560

Total Corporate Bonds & Notes
(cost $6,605,449)		6,651,810

COMMODITY INDEX-LINKED NOTES - 11.8%
Banks - Commercial - 4.3%
Credit Suisse New York (Indexed to the S&P GSCI Official Close Index Total Return)
Senior Notes
0.17% due 11/13/09(1)(5)(6)	7,600,000	9,687,314

Export/Import Banks - 7.5%
Eksportfinans A/S (Indexed to the S&P GSCI Official Close Index Total Return)
Notes
0.34% due 03/23/10(1)(5)	5,000,000	8,579,391
Swedish Export Credit (Indexed to the S&P GSCI Official Close Index Total Return)
Notes
0.21% due 03/23/10(1)(5)	5,000,000	8,576,694

		17,156,085

Total Commodity Index-Linked Notes
(cost $17,600,000)		26,843,399

U.S. GOVERNMENT AGENCIES - 29.2%
Federal Farm Credit Bank - 5.0%
2.25% due 01/12/12	4,000,000	4,012,492
4.88% due 02/18/11	7,000,000	7,420,070

		11,432,562

Federal Home Loan Bank - 10.9%
1.75% due 02/10/12	5,000,000	4,976,700
2.25% due 01/29/13	15,000,000	14,841,045
2.75% due 08/12/13	5,000,000	5,013,350

		24,831,095

Federal Home Loan Mtg. Corp. - 6.6%
1.50% due 01/07/11	5,000,000	5,044,775
1.80% due 06/29/11	10,000,000	10,023,220

		15,067,995

Federal National Mtg. Assoc. - 6.7%
2.00% due 01/09/12	5,000,000	5,057,435
2.38% due 07/06/12	10,000,000	10,036,444

		15,093,879

Total U.S. Government Agencies
(cost $66,356,888)		66,425,531

U.S. GOVERNMENT TREASURIES - 18.6%
U.S. Treasury Notes - 18.6%
0.63% due 04/15/13 TIPS(4)	1,517,535	1,497,617
0.88% due 04/15/10 TIPS(4)	28,218,750	28,280,492
1.13% due 06/30/11	2,000,000	2,001,720
1.50% due 07/15/12	1,000,000	997,190
1.63% due 01/15/15 TIPS(4)	1,455,844	1,450,385
1.88% due 07/15/13 TIPS(4)	1,629,992	1,660,046
1.88% due 07/15/15 TIPS(4)	1,429,168	1,445,692
2.00% due 01/15/14 TIPS(4)	1,504,464	1,534,084
2.00% due 07/15/14 TIPS(4)	1,474,759	1,503,794
2.63% due 06/30/14	1,000,000	1,005,310
3.25% due 06/30/16	1,000,000	1,007,500

Total U.S. Government Treasuries
(cost $41,577,065)		42,383,830

EXCHANGE TRADED FUNDS - 9.2%
Corporate Bonds - 9.2%
iShares Barclays MBS Bond Fund	66,700	7,072,201
iShares iBoxx $ High Yield Corporate Bond Fund	71,297	6,021,032
iShares iBoxx $ Investment Grade Corporate Bond Fund	46,200	4,826,052
SPDR Barclays Capital High Yield Bond ETF	80,899	2,999,735

Total Exchange Traded Funds
(cost $19,185,577)		20,919,020

Total Long-Term Investment Securities
(cost $151,324,979)		163,223,590

SHORT-TERM INVESTMENT SECURITIES - 17.0%
Time Deposits - 6.6%
Euro Time Deposit with State Street Bank & Trust Co. 0.10% due 08/03/09(6)	15,078,098	15,078,098

U.S. Government Agencies - 3.1%
Federal Home Loan Bank Disc. Notes
0.82% due 12/21/09	7,000,000	6,993,742

U.S. Government Treasuries - 7.3%
U.S. Treasury Bills
0.27% due 10/22/09(2)	11,500,000	11,495,480
0.36% due 02/11/10(2)(6)	5,000,000	4,992,535

		16,488,015

Total Short-Term Investment Securities
(cost $38,516,686)		38,559,855

REPURCHASE AGREEMENT - 14.6%

Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 07/31/09, to be repurchased 08/03/09 in the amount of $33,290,028 and collateralized by $33,915,000 of Federal Home Loan Mtg. Corp. Notes, bearing interest at 0.66% due 04/01/11 and having approximate value of $33,957,394

(cost $33,290,000)	33,290,000	33,290,000

TOTAL INVESTMENTS
(cost $223,131,665)(3)	103.3%	235,073,445
Other assets less liabilities	(3.3)	(7,630,445)

NET ASSETS	100.0%	$227,443,000

@	See Note 1 and Note 5
(1)	Floating rate security where the rate fluctuates. The rate moves up or down at each reset date. The rate reflected is as of July 31, 2009.
(2)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(3)	See Note 3 for cost of investments on a tax basis.
(4)	Principal amount of security is adjusted for inflation.
(5)	Fair valued security. Securities are classified as Level 3 for FAS 157 disclosures based on the securities valuation inputs; see Note 2
(6)	All or a portion, whichever is the case, of this security is owned by the SunAmerica Alternative Strategies Cayman Fund Ltd., which is a wholly-owned subsidiary of the SunAmerica Alternative Strategies Fund.

FDIC — Federal Deposit Insurance Corporation

TIPS — Treasury Inflation Protected Securities

Open Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Market Value at Trade Date	Market Value as of July 31, 2009	Unrealized Appreciation (Depreciation)
25	Long	Australian $ Currency Futures	September 2009	$1,969,890	$2,080,250	$110,360
35	Long	Copper High Grade Futures(6)	September 2009	2,010,175	2,295,563	285,388
149	Long	E-Mini MSCI EAFE Index	September 2009	9,704,479	10,645,305	940,826
80	Long	E-Mini MSCI Emerging Market Index	September 2009	3,041,760	3,351,200	309,440
11	Long	EURO FX Currency Futures	September 2009	1,927,253	1,959,925	32,672
22	Long	Gold 100 OZ Futures(6)	December 2009	2,102,100	2,102,760	660
15	Long	Japanese Yen Currency Futures	September 2009	1,951,305	1,978,688	27,383
31	Short	Natural Gas Futures(6)	September 2009	1,269,760	1,132,430	137,330
20	Short	Natural Gas Futures(6)	October 2009	819,550	781,800	37,750
40	Long	NIKKEI 225 Index	September 2009	2,012,160	2,071,000	58,840
20	Long	Pound Sterling Currency Futures	September 2009	2,045,705	2,085,875	40,170
34	Short	Russell 2000 Mini Index	September 2009	1,750,739	1,890,060	(139,321)
72	Long	S&P 500 E-Mini Index	September 2009	3,310,254	3,543,840	233,586
26	Short	S&P MidCap 400 E-Mini Index	September 2009	1,514,515	1,629,680	(115,165)
40	Long	Soybean Futures(6)	November 2009	2,075,125	1,964,000	(111,125)
17	Short	U.S. Treasury Long Bonds	September 2009	1,988,806	2,023,000	(34,194)
30	Short	West Texas Intermediate Crude Futures(6)	September 2009	1,940,390	2,083,500	(143,110)

						$1,671,490

The following is a summary of the inputs used to value the Fund’s net assets as of July 31, 2009 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Long-Term Investment Securities:
U.S. Corporate Bonds & Notes	$—	$6,651,810	$—	$6,651,810
Commodity Index-Linked Notes	—	—	26,843,399	26,843,399
U.S Government Agencies	—	66,425,531	—	66,425,531
U.S. Government Treasuries	42,383,830	—	—	42,383,830
Exchange Traded Funds	20,919,020	—	—	20,919,020
Short-Term Investment Securities:
Time Deposit	—	15,078,098	—	15,078,098
U.S Government Agencies	—	6,993,742	—	6,993,742
U.S. Government Treasuries	16,488,015	—	—	16,488,015
Repurchase Agreements	—	33,290,000	—	33,290,000
Other Financial Instruments†
Futures Appreciation	2,214,405	—	—	2,214,405
Futures Depreciation	(542,915)	—	—	(542,915)

Total	$81,462,355	$128,439,181	$26,843,399	$236,744,935

†	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as future, forward and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Commodity Index-Linked Notes
Balance as of 10/31/2008	$—
Accrued discounts/premiums	—
Realized gain(loss)	(6,587,878)
Change in unrealized appreciation(depreciation)	9,243,399
Net purchases(sales)	24,187,878
Transfers in and/or out of Level 3	—

Balance as of 7/31/2009	$26,843,399

See Notes to Portfolio of Investments

NOTES TO PORTFOLIO OF INVESTMENTS – (unaudited)

Note 1. Basis for consolidation for the SunAmerica Alternative Strategies Cayman Fund Ltd.

The SunAmerica Alternative Strategies Cayman Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on October 20, 2008, and is a wholly-owned subsidiary of the SunAmerica Alternative Strategies Fund (the “Alternative Strategies Fund”). The Subsidiary was organized as a wholly-owned subsidiary of the Alternative Strategies Fund in order to effect certain investments on behalf of the Alternative Strategies Fund consistent with the investment objectives and policies in the Alternative Strategies Fund’s prospectus and statement of additional information. With respect to its investments, the Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Alternative Strategies Fund; however, the Subsidiary (unlike the Alternative Strategies Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked and hedge fund-linked derivative instruments that may otherwise be limited if purchased by the Alternative Strategies Fund due to federal tax requirements relating to qualifying income. The Alternative Strategies Fund and Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investment in certain securities that may involve leverage, the Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Alternative Strategies Fund. The Alternative Strategies Fund may invest up to 25% of its assets in the Subsidiary. As of July 31, 2009, net assets of the Alternative Strategies Fund were $227,443,000, of which approximately $22,212,985, or approximately 9.8%, represented the Alternative Strategies Fund’s ownership of all issued shares and voting rights of the Subsidiary.

Note 2. Security Valuation

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Future contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the adviser or subadviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market. Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board of Trustees. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical securities

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, quoted prices in inactive markets, etc.)

Level 3 - Significant unobservable inputs (includes inputs that reflect the Funds’ own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summaries of inputs used to value the Funds’ net assets as of July 31, 2009 are reported on a schedule following the Portfolio of Investments.

Note 3. Federal Income Taxes

At July 31, 2009, the amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities and repurchases agreements, were as follows:

	2015 High Watermark Fund	2020 High Watermark Fund	Alternative Strategies Fund

Cost	$220,711,089	$65,488,537	$223,131,665

Unrealized appreciation	10,337,787	1,575,947	12,149,833
Unrealized depreciation	(335,759)	(284,322)	(208,053)

Net unrealized appreciation (depreciation)	$10,002,028	$1,291,625	$11,941,780

Note 4. Derivative Instruments

New Accounting Pronouncements: In March 2008, FASB issued FASB Statement No. 161 (“FAS 161”), “Disclosures about Derivative Instruments and Hedging Activities.” The standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial reporting. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. All required changes to accounting policies have been made in accordance with the new rule.

Futures Contracts. Certain of the Funds may enter into futures contracts for various purposes, including to increase or decrease exposure to equity or bond markets, or to hedge against changes in interest rates, prices of stocks, bonds or other instruments, or currency rates, or to enhance income or total return. Futures contracts are reported on a schedule following the Portfolio of Investments. As of July 31, 2009, the following Funds had open futures contracts: 2015 High Watermark Fund, 2020 High Watermark Fund and Alternative Strategies Fund.

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures transaction, a Fund will be required to segregate an initial margin payment of cash or other liquid securities with the Futures Commission Merchant (the “broker”). Common futures contracts include interest rate futures, single stock futures, stock index futures and currency futures. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A single stock futures contract is based on a single stock. A stock index futures contract is similar in economic effect to a single stock futures contract, except that rather than being based on a specific security it is based on a specified index of stocks and not the stocks themselves. A currency futures contract is a contract to buy or sell a specific foreign currency at a future time for a fixed price. A Fund’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Portfolios as unrealized appreciation or depreciation. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts may be conducted through regulated exchanges that minimize counter-party credit risks. The primary risk to the Funds of entering into futures contracts is market risk. Market risk is the risk that there will be an unfavorable change in the interest rate, value or currency rate of the underlying security(ies).

Options: Certain Funds may enter into option contracts for various purposes, including to facilitate trading, increase or decrease a Fund’s market exposure, to seek higher investment returns, to seek protection against a decline in the value of a Fund’s securities or an increase in prices of securities that may be purchased, or to generate income. As of July 31, 2009, none of the Funds had open options contracts.

An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. When a Fund writes a call or a put option, it receives a premium which is equal to the current market value of the option written. If a Fund purchases a call or a put option, it pays a premium which reflects the current market value of the option. The option position is marked to market daily and its value fluctuates based upon the value of the underlying financial instrument, time to expiration, cost of borrowing funds, and volatility of the value of the underlying financial instrument. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option. Options may be traded on a national securities exchange or in the over-the-counter (OTC) market.

Risks to the Funds of entering into option contracts include credit risk, market risk and, with respect to OTC options, illiquidity risk. Credit risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby.

Note 5. Transactions with Affiliates

As disclosed in the Consolidated Portfolio of Investments, the Alternative Strategies Fund owned securities issued by an affiliate thereof. During the period ended July 31, 2009, the Alternative Strategies Fund recorded unrealized gain/(loss) on security transactions of an affiliated company as follows:

Consolidated Subsidiary	Net Asset at October 31, 2008	Purchases	Realized Gain/(Loss)	Sales Proceeds	Dividend Income	Unrealized Gain/(Loss)	Net Asset at July 31, 2009
SunAmerica Alternative Strategies Cayman Fund Ltd.	$—	$20,000,000	$—	$—	$—	$2,212,985	$22,212,985

ADDITIONAL INFORMATION

Additional information is available in the AIG Series Trust’s Annual and Semi-annual Reports which may be obtained without charge from the EDGAR database on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 2. Controls and Procedures

(a)	An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AIG Series Trust

By:	/s/ John T. Genoy
John T. Genoy President

Date:	September 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy
John T. Genoy President

Date:	September 25, 2009

By:	/s/ Donna M. Handel
Donna M. Handel Treasurer

Date:	September 25, 2009